MREIC

Supplemental Information

June 30, 2010

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Juniper Business Plaza
3499 Route 9 North, Suite 3-C
Freehold, NJ 07728

MREIC

Table of Contents

	Page
Consolidated Balance Sheets	3
Consolidated Statements of Operations	4
FFO and FAD Reconciliation	5
Financial Highlights	6
Consolidated Statements of Cash Flows	7
Capital Structure and Leverage Ratios	8
Debt Maturity	9
Property Table by Tenant	10
Property Table by State	11
Lease Expirations	12
Recent Acquisitions - Quarter	12
Property Table	13
Definitions	15
Press Release Dated August 6, 2010	16

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, net operating income, EBITDA, funds available for distribution and net operating income, which are REIT industry financial measures that are not calculated in accordance with generally accepted accounting principles. Please see page 15 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company's filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

ASSETS	June 30, 2010 (unaudited)	September 30, 2009
Real Estate Investments:		
Land	$76,323,717	$70,203,717
Buildings, Improvements and Equipment, net of Accumulated Depreciation of ----$55,160,983 and ---$48,319,379, respectively	314,330,182	274,459,875
Total Real Estate Investments	**390,653,899**	**344,663,592**
Real Estate Held for Sale, net of Accumulated Depreciation	3,906,898	3,941,250
Cash and Cash Equivalents	11,216,987	6,080,888
Securities Available for Sale at Fair Value	35,355,783	27,824,665
Tenant and Other Receivables	745,532	586,917
Deferred Rent Receivable	1,491,622	1,202,420
Loans Receivable, net	293,439	391,692
Prepaid Expenses	785,287	590,265
Financing Costs, net of Accumulated Amortization of $1,627,552 and $1,333,133, respectively	2,547,886	2,317,679
Lease Costs, net of Accumulated Amortization of $513,803 and $361,486, respectively	863,440	858,368
Intangible Assets, net of Accumulated Amortization of $4,245,432 and $3,561,925, respectively	6,287,107	6,200,014
Other Assets	46,068	336,687
TOTAL ASSETS	**$454,193,948**	**$394,994,437**
LIABILITIES AND SHAREHOLDERS' EQUITY		
Liabilities:		
Mortgage Notes Payable	$213,984,835	$192,050,283
Subordinated Convertible Debentures	13,990,000	13,990,000
Loans Payable	8,787,885	19,063,750
Accounts Payable and Accrued Expenses	2,084,699	2,083,542
Other Liabilities	3,645,538	2,915,712
Total Liabilities	**242,492,957**	**230,103,287**
Shareholders' Equity:		
Series A – 7.625% Cumulative Redeemable Preferred Stock, $33,062,500 liquidation value, 1,322,500 Shares Authorized; 1,322,500 Shares Issued and Outstanding	$33,062,500	$33,062,500
Common Stock – $.01 Par Value, 40,000,000 Shares Authorized; 33,440,046 and 25,788,779 Shares Issued and 33,435,046 and 25,783,779 Shares Outstanding, respectively	334,400	257,888
Excess Stock – $.01 Par Value, 5,000,000 Shares Authorized; No Shares Issued or Outstanding	-	-
Additional Paid – In Capital	170,221,399	125,606,953
Treasury Stock at Cost (5,000 shares)	(24,905)	(24,905)
Accumulated Other Comprehensive Income	6,806,649	3,796,831
Loans to Officers, Directors and Key Employees	(1,201,563)	(1,201,563)
Undistributed Income	-	-
Total MREIC'S Shareholders' Equity	**209,198,480**	**161,497,704**
Noncontrolling Interest	2,502,511	3,393,446
Total Shareholders' Equity	**211,700,991**	**164,891,150**
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	**$454,193,948**	**$394,994,437**

Third Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Third Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Third Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Financial Highlights

(unaudited)

	Three Months Ended		Nine Months Ended	
	6/30/2010	6/30/2009	6/30/2010	6/30/2009
Weighted Average Shares Outstanding				
Basic	32,022,851	25,299,406	29,268,272	24,812,891
Diluted	32,045,830	25,305,185	29,279,451	24,819,647
Net Income (Loss) Applicable to MREIC Common Shareholders	$1,733,232	$1,258,748	$6,079,435	$(2,392,198)
Basic	$0.05	$0.05	$0.21	$(0.10)
Diluted	0.05	0.05	0.21	(0.10)
Funds From Operations - FFO	$4,338,467	$3,692,467	$13,727,737	$5,201,543
Basic	$0.14	$0.15	$0.47	$0.21
Diluted	0.14	0.15	0.47	0.21
FFO Excluding Gains/(Losses) on Securities Transactions, net	$3,666,290	$3,799,069	$11,944,988	$11,890,725
Basic	$0.11	$0.15	$0.41	$0.48
Diluted	0.11	0.15	0.41	0.48
Funds Available for Distribution - FAD	$3,507,915	$3,914,742	$11,811,696	$11,746,921
Basic	$0.11	$0.15	$0.40	$0.47
Diluted	0.11	0.15	0.40	0.47
Dividends Declared per Common Share	$0.15	$0.15	$0.45	$0.45

Third Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Consolidated Statements of Cash Flows

(unaudited)

	Nine Months Ended	
	6/30/2010	6/30/2009
CASH FLOWS FROM OPERATING ACTIVITIES		
Net Income (Loss)	$8,121,974	$(408,516)
Noncash Items Included in Net Income or Loss:		
Depreciation	6,875,956	6,374,443
Amortization	1,255,243	1,597,345
Stock Compensation Expense	10,728	63,263
(Gain) Loss on Securities Transactions, net	(1,782,749)	6,689,182
Changes In:		
Tenant, Deferred Rent and Other Receivables	(447,817)	760,155
Prepaid Expenses	(195,022)	(355,703)
Other Assets and Lease Costs	133,230	(210,247)
Accounts Payable, Accrued Expenses and Other Liabilities	730,983	524,974
NET CASH PROVIDED BY OPERATING ACTIVITIES	14,702,526	15,034,896
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchase of Real Estate and Intangible Assets	(48,224,470)	-
Capital Improvements & Purchases of Equipment	(727,915)	(1,789,227)
Increase in Construction in Progress	-	(1,660,613)
Purchase of Noncontrolling Interest	(948,802)	-
Collections on Loans Receivable	98,253	51,154
Proceeds from Sale of Securities Available for Sale	9,416,118	945,792
Purchase of Securities Available for Sale	(12,154,669)	(4,176,739)
NET CASH USED IN INVESTING ACTIVITIES	(52,541,485)	(6,629,633)
CASH FLOWS FROM FINANCING ACTIVITIES		
Net (Payments) Proceeds on Loans Payable	(10,275,865)	4,667,129
Repurchase of Subordinated Convertible Debentures	-	(1,000,000)
Proceeds from Mortgages	27,100,000	8,437,500
Principal Payments on Mortgages	(9,929,574)	(8,170,574)
Financing Costs Paid on Debt	(535,626)	(290,806)
Net Distributions to Noncontrolling Interests	(263,547)	(254,852)
Proceeds from the Exercise of Stock Options	764,296	-
Proceeds from Registered Direct Placement of Common Stock, net of offering costs	38,643,849	-
Proceeds from Issuance of Common Stock, net of reinvestments	9,334,654	1,085,240
Repurchase of Common Stock	-	(24,905)
Preferred Dividends Paid	(1,890,911)	(1,890,911)
Common Stock Distributions Paid, net of reinvestments	(9,972,218)	(7,958,362)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	42,975,058	(5,400,541)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,136,099	3,004,722
CASH AND CASH EQUIVALENTS		
BEGINNING OF PERIOD	6,080,888	5,348,262
END OF PERIOD	$11,216,987	$8,352,984

Third Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Capital Structure and Leverage Ratios
(unaudited)

	As of 6/30/2010	As of 6/30/2009	As of 9/30/2009
Mortgage Notes Payable	$213,984,835	$192,214,558	$192,050,283
Loans Payable	8,787,885	19,218,076	19,063,750
Subordinated Convertible Debentures	13,990,000	13,990,000	13,990,000
Total Debt	236,762,720	225,422,634	225,104,033
Noncontrolling Interest	2,502,511	3,457,075	3,393,446
Series A - 7.625% Cumul. Redeemable Preferred	33,062,500	33,062,500	33,062,500
Common Stock, Paid-in-Capital & Other	176,135,980	120,776,009	128,435,204
Total Shareholders' Equity	209,198,480	153,838,509	161,497,704
Total Book Capitalization	448,463,711	382,718,218	389,995,183
Accumulated Depreciation	55,160,983	47,120,349	48,319,379
Total Undepreciated Book Capitalization	**$503,624,694**	**$429,838,567**	**$438,314,562**

Shares Outstanding	33,435,046	25,287,898	25,783,779
Market Price Per Share	$7.39	$5.86	$6.96
Equity Market Capitalization	$247,084,990	$148,187,082	$179,455,102
Total Debt	236,762,720	225,422,634	225,104,033
Noncontrolling Interest	2,502,511	3,457,075	3,393,446
Preferred	33,062,500	33,062,500	33,062,500
Total Market Capitalization	**$519,412,721**	**$410,129,291**	**$441,015,081**

Total Debt	$236,762,720	$225,422,634	$225,104,033
less: Cash and Cash Equivalents	11,216,987	8,352,984	6,080,888
Net Debt	**$225,545,733**	**$217,069,650**	**$219,023,145**

Net Debt / Undepreciated Book Capitalization	44.8%	50.5%	50.0%
Net Debt / Total Market Capitalization	43.4%	52.9%	49.7%
Net Debt + Preferred / Total Market Capitalization	49.8%	61.0%	57.2%

	Three Months Ended (unaudited)		**Fiscal Year Ended (unaudited)**
	6/30/2010	**6/30/2009**	**9/30/2009**
Net Income (Loss)	$2,415,898	$1,927,136	$1,652,901
plus: Depreciation & Amortization	2,750,838	2,549,673	10,147,739
plus: Depreciation & Amortization from Discontinued Operations	12,423	18,069	383,029
plus: Interest Expense (includes Discontinued Operations)	3,769,964	3,447,852	13,897,398
plus: Acquisition Costs	173,057	-	-
less: (Gain)Loss On Securities Transactions, net	(672,177)	106,602	6,601,460
EBITDA	**$8,450,003**	**$8,049,332**	**$32,682,527**
Interest Expense (includes Discontinued Operations)	$3,769,964	$3,447,852	$13,897,398
Preferred Dividend	630,304	630,304	2,521,214
Total Fixed Charges	**$4,400,268**	**$4,078,156**	**$16,418,612**
Interest Coverage	**2.2 x**	**2.3 x**	**2.4 x**
Fixed Charge Coverage	**1.9 x**	**2.0 x**	**2.0 x**
Total Debt	$236,762,720	$225,422,634	$225,104,033
Annualized EBITDA	33,800,012	32,197,328	32,682,527
Total Debt / EBITDA	**7.0 x**	**7.0 x**	**6.9 x**

Third Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Third Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Property Table by Tenant

(unaudited)

Tenant	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq. Ft. Occup.	Undepreciated Cost	Mortgage Balance
FedEx	34	3,393,060	48.7%	$22,213,000	57.0%	$6.55	$258,801,384	$126,444,003
Mead Corporation	1	388,671	5.6%	1,204,000	3.1%	3.10	12,553,964	4,630,716
Coca Cola / Western Container	2	328,211	4.7%	1,580,000	4.1%	4.81	18,328,843	9,411,521
Norton McNaughton of Squire, Inc.	1	306,000	4.4%	1,301,000	3.3%	4.25	12,972,474	7,323,850
Kellogg Company	4	238,664	3.4%	1,505,000	3.9%	6.31	17,390,888	7,141,587
Caterpillar Logistics Services, Inc.	1	217,970	3.1%	1,169,000	3.0%	5.36	14,868,857	8,950,420
Anheuser-Busch, Inc.	1	184,800	2.7%	1,147,000	2.9%	6.21	12,386,675	5,248,629
Carlisle Tire & Wheel Company	1	179,280	2.6%	675,000	1.7%	3.77	7,020,401	2,980,771
Home Depot USA, Inc.	1	171,200	2.5%	875,000	2.2%	5.11	11,228,867	5,552,508
HD Supply, Inc.	1	160,000	2.3%	594,000	1.5%	3.71	5,481,022	2,283,949
Maidenform, Inc.	1	148,000	2.1%	396,000	1.0%	2.68	4,859,862	3,550,000
Pittsburgh Glass Works	1	102,135	1.5%	449,000	1.2%	4.40	3,833,775	-
National Oilwell	1	91,295	1.3%	721,000	1.8%	7.90	8,052,355	5,242,248
Joseph T. Ryerson	1	89,052	1.3%	614,000	1.6%	6.89	6,809,488	2,947,454
DHL	1	83,000	1.2%	571,000	1.5%	6.88	6,870,298	4,126,720
Carrier Sales	2	244,317	3.5%	1,914,000	4.9%	7.83	22,096,500	11,547,832
Macy's East, Inc.	1	59,400	0.9%	451,000	1.2%	7.59	4,839,501	2,583,332
MagiKitch'n	1	37,660	0.5%	286,000	0.7%	7.59	2,820,000	2,437,500
Keystone Automotive	1	36,150	0.5%	129,000	0.3%	3.57	2,164,515	-
Graybar Electric Company	1	26,340	0.4%	109,000	0.3%	4.14	1,792,822	-
Sherwin-Williams Company	1	12,477	0.2%	161,000	0.4%	12.90	1,560,845	296,886
Various	2	334,247	4.8%	920,000	2.4%	4.38	4,648,069	-
Vacant	2	138,760	2.0%	-	-	-	9,438,212	1,284,912
Land	-	-	-	-	-	na	11,065	-
Total as of 6/30/10	**63**	**6,970,689**	**100.0%**	**$38,984,000**	**100.0%**	**$5.81**	**$450,830,682**	**$213,984,835**

Third Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Property Table by State

(unaudited)

State	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq.Ft. Occup.	Undepreciated Cost	Mortgage Balance
Florida	9	786,188	11.3%	$5,257,000	13.5%	$6.69	$66,239,119	$39,925,648
Missouri	4	654,073	9.4%	2,021,000	5.2%	3.64	28,358,525	8,908,623
Illinois	6	654,029	9.4%	4,679,000	12.0%	7.15	55,405,066	20,457,493
Tennessee	2	517,675	7.4%	1,651,000	4.2%	3.19	19,375,776	12,548,327
North Carolina	4	455,067	6.5%	1,627,000	4.2%	3.93	19,191,877	9,380,777
South Carolina	3	510,560	7.3%	3,005,000	7.7%	5.89	32,294,140	14,617,393
Pennsylvania	2	329,134	4.7%	743,000	1.9%	3.60	6,110,572	2,437,500
Georgia	3	307,660	4.4%	1,764,000	4.5%	5.73	21,970,793	11,937,340
Virginia	4	305,770	4.4%	2,012,000	5.2%	6.58	22,846,068	7,801,992
Arizona	1	288,211	4.1%	1,248,000	3.2%	4.33	14,649,000	6,851,979
Ohio	3	267,903	3.8%	1,600,000	4.1%	5.97	19,190,154	11,835,034
Michigan	2	265,371	3.8%	1,735,000	4.5%	6.54	20,898,980	12,147,198
Kansas	2	219,280	3.1%	1,007,000	2.6%	4.59	10,700,244	5,540,313
Texas	3	367,466	5.3%	2,907,000	7.5%	7.91	32,395,024	21,939,100
New York	2	155,381	2.2%	1,315,000	3.4%	8.46	14,596,382	1,884,831
Maryland	1	149,384	2.1%	1,426,000	3.7%	9.55	14,375,829	9,001,596
Wisconsin	1	139,564	2.0%	901,000	2.3%	6.46	9,367,024	2,277,105
Colorado	2	138,235	2.0%	1,208,000	3.1%	8.74	13,537,456	5,445,189
New Jersey	2	102,173	1.5%	914,000	2.3%	9.11	6,196,998	2,583,332
Nebraska	1	88,140	1.3%	535,000	1.4%	6.07	5,684,245	1,378,506
Mississippi	2	62,340	0.9%	249,000	0.6%	3.99	3,270,822	-
Minnesota	1	59,425	0.9%	433,000	1.1%	7.29	5,157,126	1,932,425
Alabama	1	56,698	0.8%	278,000	0.7%	4.90	3,466,918	1,846,668
Connecticut	1	54,812	0.8%	340,000	0.9%	6.20	3,388,029	1,306,469
Iowa	1	36,150	0.5%	129,000	0.3%	3.57	2,164,515	-
Total as of 6/30/10	**63**	**6,970,689**	**100.0%**	**$38,984,000**	**100.0%**	**$5.81**	**$450,830,682**	**$213,984,835**

Third Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Third Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Property Table
(unaudited)

No	Tenant	City	State	Fiscal Year Acquisition	Occup.	Square Footage	Annual Rent	Rent Per Sq. Ft. Occup.	Lease Exp. Term	Undepreciated Cost	Mortgage Balance
1	FedEx	Memphis	TN	2009	100.0%	449,900	$1,281,000	$2.85	8.9 Yrs	$14,600,000	$9,795,510
2	Mead Corporation	St. Joseph	MO	2001	100.0%	388,671	1,204,000	3.10	5.4 Yrs	12,553,964	4,630,716
3	Norton McNaughton of Squire, Inc.	Hanahan	SC	2005	100.0%	306,000	1,301,000	4.25	4.8 Yrs	12,972,474	7,323,850
4	Various	Monaca	PA	1997	58.0%	291,474	457,000	2.71	na	3,290,572	-
5	Western Container Corp	Tolleson	AZ	2003	100.0%	288,211	1,248,000	4.33	1.8 Yrs	14,649,000	6,851,979
6	Caterpillar Logistics Services, Inc.	Griffin	GA	2006	100.0%	217,970	1,169,000	5.36	6.4 Yrs	14,868,857	8,950,420
7	Fedex Ground Package System. Inc	Orion	MI	2007	100.0%	193,371	1,285,000	6.65	7.0 Yrs	16,683,289	11,310,426
8	Anheuser-Busch, Inc.	Granite City	IL	2001	100.0%	184,800	1,147,000	6.21	0.9 Yrs	12,386,675	5,248,629
9	Carrier Sales	Dallas	TX	2010	100.0%	184,317	1,518,000	8.24	8.5 Yrs	17,740,000	11,547,832
10	Carlisle Tire & Wheel Company	Edwardsville	KS	2003	100.0%	179,280	675,000	3.77	1.9 Yrs	7,020,401	2,980,771
11	Home Depot USA, Inc.	Montgomery	IL	2007	100.0%	171,200	875,000	5.11	5.0 Yrs	11,228,867	5,552,508
12	Fedex Ground Package System. Inc	Tampa	FL	2004	100.0%	170,779	1,412,000	8.27	8.6 Yrs	17,660,003	10,246,334
13	HD Supply, Inc.	Monroe	NC	2001	100.0%	160,000	594,000	3.71	1.3 Yrs	5,481,022	2,283,949
14	Fedex Ground Package System. Inc	Beltsville	MD	2001	100.0%	149,384	1,426,000	9.55	8.1 Yrs	14,375,829	9,001,596
15	Maidenform, Inc.	Fayetteville	NC	1997	100.0%	148,000	396,000	2.68	2.5 Yrs	4,859,862	3,550,000
16	Fedex Ground Package System. Inc	Cudahy	WI	2001	100.0%	139,564	901,000	6.46	7.0 Yrs	9,367,024	2,277,105
17	Fedex Ground Package System. Inc	Wheeling	IL	2007	100.0%	123,000	1,386,000	11.27	6.9 Yrs	18,513,233	5,654,534
18	Federal Express Corporation	Richmond	VA	2001	100.0%	112,870	677,000	6.00	4.3 Yrs	7,596,570	2,647,473
19	FedEx Ground	Ft. Mill	SC	2010	100.0%	112,784	1,029,000	9.12	9.3 Yrs	11,714,996	4,733,862
20	Federal Express Corporation	Orlando	FL	2008	100.0%	110,638	646,000	5.84	7.4 Yrs	8,434,070	5,539,467
21	Fedex Ground Package System. Inc	Winston-Salem	NC	2002	100.0%	106,507	637,000	5.98	1.5 Yrs	6,655,193	3,546,828
22	Fedex Ground Package System. Inc	Cheektowaga	NY	2007	100.0%	104,981	962,000	9.16	9.2 Yrs	10,902,056	1,884,831
23	RPS Ground (FDX)	West Chester Twp	OH	2000	100.0%	103,818	499,000	4.81	3.2 Yrs	5,061,253	3,290,547
24	Pittsburgh Glass Works	O' Fallon	MO	1994	100.0%	102,135	449,000	4.40	2.0 Yrs	3,833,775	-
25	Vacant	Liberty	MO	1998	-	98,200	-	na	na	7,242,412	1,284,912
26	Federal Express Corporation	Jacksonville	FL	1999	100.0%	95,883	575,000	6.00	2.9 Yrs	6,090,506	3,079,331
27	Federal Express Corporation	Tampa	FL	2006	100.0%	95,662	572,000	5.98	7.3 Yrs	7,534,302	5,143,724
28	Fedex Ground Package System. Inc	El Paso	TX	2007	100.0%	91,854	668,000	7.27	5.3 Yrs	6,602,669	5,149,020
29	Fedex Ground Package System. Inc	Hanahan	SC	2005	100.0%	91,776	675,000	7.35	8.1 Yrs	7,606,670	2,559,681
30	National Oilwell	Houston	TX	2009	100.0%	91,295	721,000	7.90	12.3 Yrs	8,052,355	5,242,248
31	Fedex Ground Package System. Inc	Ft. Myers	FL	2003	100.0%	90,020	400,000	4.44	1.3 Yrs	4,451,044	2,424,808
32	Fedex Ground Package System. Inc	Cocoa	FL	2008	100.0%	89,101	739,000	8.29	6.4 Yrs	10,504,880	6,648,186
33	Joseph T. Ryerson	Elgin	IL	2002	100.0%	89,052	614,000	6.89	1.6 Yrs	6,809,488	2,947,454
34	Federal Express Corporation	Omaha	NE	1999	100.0%	88,140	535,000	6.07	3.3 Yrs	5,684,245	1,378,506
35	Federal Express Corporation	Bedford Heights	OH	2007	100.0%	84,600	456,000	5.39	3.2 Yrs	5,930,956	3,626,700
36	DHL	Roanoke	VA	2007	100.0%	83,000	571,000	6.88	6.4 Yrs	6,870,298	4,126,720
37	Fedex Ground Package System. Inc	Richfield	OH	2006	100.0%	79,485	645,000	8.11	6.3 Yrs	8,197,945	4,917,787
38	Federal Express Corporation	Schaumburg	IL	1997	100.0%	73,500	496,000	6.75	6.8 Yrs	4,905,958	757,482
39	Federal Express Corporation	Romulus	MI	1998	100.0%	72,000	450,000	6.25	0.9 Yrs	4,215,691	836,772
40	Fedex Ground Package System. Inc	Denver	CO	2005	100.0%	69,865	564,000	8.07	8.1 Yrs	6,348,816	2,622,304
41	Kellogg Sales Company	Tampa	FL	2007	100.0%	68,385	444,000	6.49	1.5 Yrs	5,580,159	2,842,123
42	Fedex Ground Package System. Inc	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	8.3 Yrs	7,188,640	2,822,885
43	Federal Express Corporation	Chattanooga	TN	2007	100.0%	67,775	370,000	5.46	2.3 Yrs	4,764,711	2,752,817
44	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	368,000	5.66	2.1 Yrs	4,728,374	2,992,995
45	Carrier Sales	Richmond	VA	2007	100.0%	60,000	396,000	6.60	0.9 Yrs	4,356,500	-
46	Federal Express Corporation	White Bear Lake	MN	2007	100.0%	59,425	433,000	7.29	0.8 Yrs	5,157,126	1,932,425
47	Macy's East, Inc.	Carlstadt	NJ	2007	100.0%	59,400	451,000	7.59	3.8 Yrs	4,839,501	2,583,332
48	Fedex Ground Package System. Inc	Augusta	GA	2005	100.0%	59,358	453,000	7.63	8.0 Yrs	5,320,993	1,861,920
49	Fedex Ground Package System. Inc	Huntsville	AL	2005	100.0%	56,698	278,000	4.90	4.2 Yrs	3,466,918	1,846,668
50	Keebler Company	Newington	CT	2001	100.0%	54,812	340,000	6.20	0.7 Yrs	3,388,029	1,306,469
51	Keebler Company	Orangeburg	NY	1993	100.0%	50,400	353,000	7.00	0.7 Yrs	3,694,326	-

Third Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Third Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

Third Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

FOR IMMEDIATE RELEASE

August 6, 2010

Contact:  Susan Jordan

   732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS RESULTS FOR THE THIRD QUARTER ENDED JUNE 30, 2010

FREEHOLD, NJ, August 6, 2010........Monmouth Real Estate Investment Corporation (NYSE:MNR) reported net income attributable to common shareholders was $1,733,000 or $.05 per common share for three months ended June 30, 2010 as compared to net income attributable to common shares of $1,259,000 or $.05 per common share for the three months ended June 30, 2009.  Funds from operations (FFO) were $4,338,000 or $.14 per share for the three months ended June 30, 2010, as compared to $3,692,000 or $.15 per share for the three months ended June 30, 2009.   During three months ended June 30, 2010, the Company incurred non-recurring expenses of approximately $675,000 or $0.02 per share.  Excluding the effect of these non-recurring items, FFO would have been $5,013,000 or $0.16 per share.

A summary of significant financial information for the three and nine months ended June 30, 2010 and 2009 is as follows:

	Three Months Ended June 30,

	2010	2009
Rental and Reimbursement Revenue	$11,506,000	$10,189,000
Total Expenses	$6,725,000	$5,374,000
Interest and Dividend Income	$680,000	$569,000
Gain (Loss) on Securities Transactions, net	$672,000	$(107,000)
Net Income (Loss) Attributable to Common Shareholders	$1,733,000	$1,259,000
Net Income (Loss) Attributable to Common Shareholders Per Common Share	$.05	$.05
FFO (1)	$4,338,000	$3,692,000
FFO Per Common Share (1)	$.14	$.15
Weighted Avg. Diluted Common Shares Outstanding	32,046,000	25,305,000

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Third Quarter FY 2010 Press Release of Monmouth Real Estate Investment Corp.

	Nine Months Ended June 30,

	2010	2009
Rental and Reimbursement Revenue	$33,462,000	$30,924,000
Total Expenses	$17,905,000	$15,912,000
Interest and Dividend Income	$1,819,000	$1,852,000
Gain (Loss) on Securities Transactions, net	$1,783,000	$(6,689,000)
Net Income (Loss) Attributable to Common Shareholders	$6,079,000	$(2,392,000)
Net Income (Loss) Attributable to Common Shareholders Per Common Share	$.21	$(.10)
FFO (1)	$13,728,000	$5,502,000
FFO Per Common Share (1)	$.47	$.21
Weighted Avg. Diluted Common Shares Outstanding	29,279,000	24,820,000

A summary of significant balance sheet information as of June 30, 2010 and September 30, 2009 is as follows:

	June 30, 2010	September 30, 2009
Total Real Estate Investments	$390,654,000	$344,664,000
Securities Available for Sale	$35,356,000	$27,825,000
Total Assets	$454,194,000	$394,994,000
Mortgage Notes Payable	$213,985,000	$192,050,000
Subordinated Convertible Debentures	$13,990,000	$13,990,000
Loans Payable	$8,788,000	$19,064,000
Total Shareholders’ Equity	$211,701,000	$164,891,000

Eugene W. Landy, President, commented on the results of the third quarter ended June 30, 2010,   “We are very pleased with the results of our third quarter. Our rental and reimbursement revenue increased $1.3 million or 13% as a result of our recent acquisitions, while our occupancy rate remained solid at 96%. We are also pleased to report that all 6 leases that were set to expire in fiscal 2010 have been renewed. During the quarter we raised an additional $28.2 million in a common stock offering and purchased one industrial property in the Charlotte, North Carolina market, representing 113,000 square feet for approximately $12.6 million.  We also fully repaid our credit line.  Based on our current liquidity position and full availability of our undrawn $15.0 million credit line, we are well positioned to continue to grow our portfolio.  We also have approximately $35.0 million in our securities portfolio as an additional source of potential liquidity to continue to support our growth.”

Monmouth Real Estate Investment Corporation, a real estate investment trust (REIT) specializing in net-leased industrial properties, will host its Third Quarter 2010 Financial Results Webcast and Conference Call.  Senior management will discuss quarterly results, current market conditions and future outlook on Monday, August 9, 2010 at 10:00 a.m. Eastern Time.

Monmouth Real Estate’s third quarter financial results being released herein will be available on the company website at www.mreic.com in the “Financial Filings” section.

Third Quarter FY 2010 Press Release of Monmouth Real Estate Investment Corp.

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To participate in the webcast select the microphone icon at the top of the homepage on the company’s website at www.mreic.com.  Interested parties can also participate via conference call by calling toll free 877-317-6789 (domestically) or 412-317-6789 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Monday, August 9, 2010.  It will be available until September 30, 2010, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 441877.  A transcript of the call and the webcast replay will be available at the company’s website, www.mreic.com.

Monmouth Real Estate Investment Corporation, which was organized in 1968, is a publicly-owned real estate investment trust specializing in net-leased industrial properties.  The Company’s portfolio consists of sixty-two industrial properties and one shopping center located in twenty-five states.  In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. Factors and risks that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Notes:

(1)  Non-GAAP Information:  Funds from operations (FFO) is defined as net income (loss) applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization.   FFO per share is defined as FFO divided by weighted average shares outstanding.  FFO and FFO per share should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs).  FFO and FFO per share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis.  The items excluded from FFO and FFO per share are significant components in understanding the Company’s financial performance.

FFO and FFO per share (A) do not represent cash flow from operations as defined by generally accepted accounting principles; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity.  FFO and FFO per share, as calculated by the Company, may not be comparable to similarly entitled measures reported by other REITs.

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Third Quarter FY 2010 Press Release of Monmouth Real Estate Investment Corp.

The Company’s FFO for the three and nine months ended June 30, 2010 and 2009 is calculated as follows:

                                             Three Months Ended

           Nine Months Ended

	6/30/10	6/30/09	6/30/10	6/30/09

Net Income (Loss)	$2,416,000	$1,927,000	$8,122,000	($409,000)
Income to Noncontrolling Interest	(52,000)	(38,000)	(152,000)	(93,000)
Preferred Dividend	(630,000)	(630,000)	(1,890,000)	(1,891,000)
Depreciation Expense	2,337,000	2,136,000	6,842,000	6,311,000
Depreciation Expense Related to Discontinued Operations	5,000	11,000	34,000	64,000
Amortization of In-Place Lease Intangible Assets	263,000	286,000	772,000	860,000
Amortization of In-Place Lease Intangible Assets Related to Discontinued Operations	-0-	-0-	-0-	360,000
FFO	$4,339,000	$3,692,000	$13,728,000	$5,202,000

The following are the cash flows provided (used) by operating, investing and financing activities for the nine months ended June 30, 2010 and 2009:

	Nine Months Ended
	2010	2009

Operating Activities	$14,703,000	$15,035,000
Investing Activities	(52,541,485)	(6,630,000)
Financing Activities	42,975,058	(5,401,000)

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Third Quarter FY 2010 Press Release of Monmouth Real Estate Investment Corp.

The following is the net income (loss) per common share for the three and nine months ended June 30, 2010 and 2009:

	Three Months Ended		Nine Months Ended
	6/30/10	6/30/09	6/30/10	6/30/09

BASIC INCOME (LOSS) – PER SHARE
Income (Loss) from Continuing Operations	$.07	$.07	$.28	($.01)
Income (Loss) from Discontinued Operations	-0-	-0-	-0-	(.01)
Net Income (Loss)	.07	.07	.28	(.02)
Less: Net Income Attributable to Noncontrolling Interests	-0-	-0-	(.01)	-0-
Net Income (Loss) Attributable to MREIC’s Shareholders	.07	.07	.27	(.02)
Less: Preferred Dividend	(.02)	(.02)	(.06)	(.08)
Net Income (Loss) Attributable to MREIC’s Common Shareholders	$.05	$.05	$.21	($.10)

DILUTED INCOME (LOSS) – PER SHARE
Income (Loss) from Continuing Operations	$.07	$.07	$.28	($.01)
Income (Loss) from Discontinued Operations	-0-	-0-	-0-	(.01)
Net Income (Loss)	.07	.07	.28	(.02)
Less: Net Income Attributable to Noncontrolling Interests	-0-	-0-	(.01)	-0-
Net Income (Loss) Attributable to MREIC’s Shareholders	.07	.07	.27	(.02)
Less: Preferred Dividend	(.02)	(.02)	(.06)	(.08)
Net Income (Loss) Attributable to MREIC’s Common Shareholders	$.05	$.05	$.21	($.10)

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Third Quarter FY 2010 Press Release of Monmouth Real Estate Investment Corp.